BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2020
BUSINESS ACQUISITION
BUSINESS ACQUISITION

3. BUSINESS ACQUISITION

The Company accounted for the acquisition described below in accordance with ASC 805, “Business Combinations”. The result of the acquiree’s operation has been included in the consolidated financial statements since the acquisition date. The excess of the fair value of the acquired entity over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is not deductible for corporate income taxation purposes.

Acquisition of ET Cap PA Holdings LLC (“PA Holdings”) and ET Cap CA Holdings LLC (“CA Holdings”)

On November 17, 2020 (the “acquisition close date”), the Company acquired a 100% equity interests of PA Holdings and CA Holdings, a utility project with battery storage business under solar power project development stream from Nova Development Management, for a cash consideration totaling $3.9 million. The Company acquired PA Holdings and CA Holdings to enhance its ability to provide a more diverse product portfolio such as battery storage around the world.

The final allocation on the purchase price to the fair value of the net assets acquired is as follows:

As of acquisition close date
Item	Amounts in US$
Project assets(1)	$2,874,060
Net assets acquired	2,874,060
Goodwill	1,022,567
Total consideration transferred/Net cash paid	$3,896,627

(1)Included in project assets therein are incurred cost such as consultant fee, legal fee and salaries which have been capitalized in accordance with ASC 970-360, as they are directly attributable and incurred in the development phase.

The Company expects to recover the amounts recorded as goodwill through synergies related to the adoption of the Company’s economic current value proposition, the ability to apply the successful operational processes and expansion planning designed for each battery project development. Additionally, this goodwill is deductible for US tax purposes over a period of 15 years.